                            POWER PLUS CORPORATION
                              Toronto Head Office
                        7850 Woodbine Avenue, Suite 201
                               Markham, Ontario
                                    L3R 0B9

                  NOTICE OF AN ANNUAL AND SPECIAL MEETING OF
                              COMMON SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the annual and special meeting of holders of common shares of POWER PLUS CORPORATION (the "Corporation") will be held in the Manning Room, The Westin Hotel at 320 - 4th Avenue S.W., Calgary, Alberta, T2P 2S6, at 1:30 p.m. (Calgary time), on Thursday, January 21, 1999 for the following purposes.

1.   To fix the board of directors of the Corporation at three (3) members.

2. To elect a director for a term of office expiring at the third succeeding annual meeting of shareholders.

3. To receive the annual report of the board of directors and the consolidated audited financial statements of the Corporation for the fiscal year ended January 31, 1998 and the unaudited financial statements for the six (6) month period ended July 31, 1998 and the nine (9) month period ended October 31, 1998.

4. To appoint BDO Dunwoody, Chartered Accountants, as the auditors of the Corporation for the ensuing year and to authorize the board of directors to fix their remuneration.

5. To approve and adopt, with or without modification, an ordinary resolution authorizing the sale of all of the shares of Power Plus Canada, Inc., a subsidiary of the Corporation together with all right, title and interest to the proprietary names, marks and styles "Powerful Stuff" and "Powerful Connections".

6. To approve and adopt, with or without modification, an ordinary resolution authorizing the sale of certain assets of Power Plus USA, Inc., a subsidiary of the Corporation.

7. To approve and adopt, with or without modification, a special resolution authorizing the Corporation to change its name to PPC Capital Corp. or such other name as in the sole discretion the board determines is appropriate and which any regulatory body having jurisdiction may accept.

8. To ratify the special resolution previously approved by the shareholders at a special meeting on January 30, 1998, authorizing the consolidation of the common shares of the Corporation on the basis of one (1) common share for each five (5) common shares heretofore outstanding.

9. To approve and adopt, with or without modification, a special resolution authorizing the reduction of the stated capital of the Corporation by $20,700,000.

10. To approve and adopt, with or without modification, an ordinary resolution authorizing the conversion of secured debt of the Corporation in the amount of up to $5,000,000 into post-consolidation common shares of the Corporation at a conversion price of $0.10 per post-consolidation share.

11. To approve and adopt, with or without modification, an ordinary resolution authorizing the conversion of certain other debts of the Corporation in the amount of up to $340,000 into post-consolidation common shares at a conversion price of $0.10 per post-consolidation common share.

12. To approve and adopt, with or without modification, an ordinary resolution authorizing and approving the payment of a finder's fee in the amount of $121,230 by issuing up to 1,121,230 post-consolidation common shares at a conversion price of $0.10 per post-consolidation common share.

13. To transact such other business as may be properly brought before the meeting.

     DATED at the City of Toronto, in the Province of Ontario, this 18th day of December, 1998.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    "J. DOUGLAS ELLIOTT"
                                    -------------------------------------
                                    J. DOUGLAS ELLIOTT
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed documents instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 6th Floor, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, no later than forty-eight (48) hours prior to the meeting or any adjournment thereof.

                            POWER PLUS CORPORATION
                           Toronto Corporate Office
                        7850 Woodbine Avenue, Suite 201
                               Markham, Ontario
                                    L3R 0B9

                        MANAGEMENT INFORMATION CIRCULAR

                            PURPOSE OF SOLICITATION

This management information circular is furnished in connection with the solicitation of proxies by the management of Power Plus Corporation (the "Corporation"), for the use at the annual and special meeting of common shareholders of the Corporation to be held on Thursday, January 21, 1999, in the Manning Room, The Westin Hotel at 320 - 4th Avenue S.W., Calgary, Alberta, T2P 2S6 at the hour of 1:30 o'clock in the afternoon, mountain standard time, or at any adjournment thereof for the purposes set out in the accompanying notice of meeting (the "meeting"). Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in so doing. The cost of any such solicitation will be borne by the Corporation.

This information circular and the accompanying instrument of proxy will be mailed to all registered shareholders of the Corporation on or about December 22, 1998.

                               VOTING OF PROXIES

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

THE ENCLOSED INSTRUMENT OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES, OR OTHER PERSONS NAMED AS PROXY, WITH RESPECT TO AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE HEREOF, THE CORPORATION IS NOT AWARE OF ANY AMENDMENTS TO, VARIATIONS OF OR OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. IN THE EVENT THAT OTHER MATTERS COME BEFORE THE MEETING, THEN THE MANAGEMENT DESIGNEES INTEND TO VOTE IN ACCORDANCE WITH THE JUDGMENT OF THE MANAGEMENT OF THE CORPORATION.

                              APPOINTMENT OF PROXY

A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON, (WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION), OTHER THAN J. DOUGLAS ELLIOTT AND MICHAEL J. PERKINS, OFFICERS AND/OR DIRECTORS OF THE CORPORATION AND THE MANAGEMENT DESIGNEES, TO ATTEND AND ACT FOR HIM OR HER AT THE MEETING. In accordance with the by-laws of the Corporation, such right may be exercised by inserting in the blank space provided, the name of the person or persons to be designated and deleting therefrom, the names of the management designees or by completing another proper instrument of proxy and delivering same to the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 600, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, no later than forty-eight (48) hours prior to the meeting or any adjournment thereof. The Corporation reserves the right to refuse acceptance of any instrument of proxy received thereafter.

                             REVOCATION OF PROXIES

A shareholder who has given a proxy may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. A proxy may be revoked by either executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the shareholder or by his authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and by depositing the proxy bearing a later date with the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, at any time up to and including the last business day preceding the date of the meeting or any adjournment thereof at which the proxy is to be used or by depositing the revocation of proxy with the chairman of such meeting on the day of the meeting, or any adjournment thereof, or in any other matter permitted by law. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his shares.

                       ADVICE TO BENEFICIAL SHAREHOLDERS

Shareholders who do not hold their shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only instruments of proxy from shareholders of record can be recognized and voted at the meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage firm) who holds their shares as a registered shareholder. Every intermediary (usually a brokerage firm) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The instrument of proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this management information circular, the accompanying instrument of proxy and notice of meeting are to shareholders or record unless specifically stated otherwise.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Corporation is authorized to issue an unlimited number of common shares, without nominal or par value of which, as at December 16, 1998, 16,913,389 common shares are issued and outstanding and entitled to vote at the meeting on the basis of one vote for each common share held. The Corporation also is authorized to issue an unlimited number of preferred shares, without nominal or par value, of which none are presently issued and outstanding.

Holders of common shares of record at the close of business on December 16, 1998 (the "record date"), are entitled to vote such common shares at the meeting on the basis of one vote for each common share held except to the extent that, (i) such person transfers his or her shares after the close of business on the record date, and (ii) such transferee, at least ten (10) days prior to the meeting, produces properly endorsed share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the shares, in which case the transferee may vote those shares.

Paragraph 10.11 of By-law No. 2 of the Corporation provides that two (2) shareholders, personally present and owning or representing by proxy not less than ten (10%) percent of the issued common shares of the Corporation, constitutes a quorum for the meeting in respect of holders of common shares.

Roxborough Holdings Limited holds, either directly and indirectly 2,428,808 common shares or 14.4% of the issued and outstanding common shares of the Corporation as at the record date. Management is not aware of any other person who owns beneficially, directly or indirectly, or exercises control or direction over more than 10% of the issued and outstanding common shares as at the record date.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

A.   COMPENSATION OF EXECUTIVE OFFICERS

During the last fiscal year ended January 31, 1998, the Corporation or its wholly owned subsidiaries employed eight (8) executive officers. The aggregate cash compensation (including salaries, fees, director's fees, commissions, bonuses paid for services rendered during the most recently completed fiscal year, bonuses paid during the most recently completed fiscal year for services rendered in a previous year, and any compensation other than bonuses earned during the most recently completed fiscal year the payment of which was deferred) paid to such executive officers by the Corporation and its subsidiaries for services rendered during the fiscal year ended January 31, 1998 was approximately $839,580.

B.   COMPENSATION OF DIRECTORS

No cash compensation (including salaries or commissions), was paid to the directors by the Corporation for services rendered during the fiscal period ended January 31, 1998.

The directors of the Corporation are entitled to receive reimbursement for traveling and other expenses properly incurred while attending meetings of the board of directors or any committee thereof or in the performance of their duties as directors of the Corporation.

Executive officers of the Corporation who also act as directors of the Corporation, did not receive any additional compensation for services rendered in such capacity, other than as paid by the Corporation to such executive officers in their capacity as executive officers. See "Compensation of Executive Officers".

C.   PLANS AND SHARE OPTIONS

Pursuant to a resolution of the board of directors of the Corporation dated June 20, 1996, the Corporation established a stock option plan for the board of directors, management and employees of the Corporation (the "Plan"). The shareholders approved and ratified the adoption of the Plan at the annual general and special meeting of shareholders held on July 24, 1996. The purpose of the Plan is to afford persons who provide services to the Corporation, whether as directors, management, employees or otherwise, an opportunity to obtain a proprietary interest in the Corporation by permitting them to purchase common shares of the Corporation and to aid in attracting, as well as retaining and encouraging the continuing involvement of such persons with the Corporation. Subject to the terms of the Plan, the board of directors have full authority to administer the Plan upon such terms as the board of directors, in their sole discretion, shall determine, provided no option shall be granted under the Plan after July 10, 2001. Up to ten (10%) percent of the issued and outstanding common shares of the Corporation, from time-to-time on a non-diluted basis, have been reserved and set aside for issuance upon exercise of options which may be granted pursuant to the Plan. A copy of the Plan may be obtained at no charge by each shareholder of the Corporation upon written request being made to the chief financial officer of the Corporation, at the executive offices of the Corporation.

No stock options have been granted to executive officers or directors during the last fiscal year ended January 31, 1998 or during the interim period up to the date of this management information circular, and there are no stock options outstanding at the date of this management information circular.

D.   OTHER COMPENSATION

The Corporation does not have any pension or retirement plans. There is no plan or arrangement in respect of compensation received or that may be received by executive officers or directors in the most recently completed fiscal year with a view to compensating those officers in the event of their termination of employment or a change of responsibilities following a change of control.

Other than as herein set forth, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees), during the last completed fiscal year.

                INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, executive officer nor any of their respective associates or affiliates is or has been at any time since the beginning of the last completed fiscal year indebted to the Corporation or any of its subsidiaries.

                 INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

There are no material interests, direct or indirect, of the current directors, executive officers, and shareholders who beneficially own, directly or indirectly, more than ten (10%) percent of the outstanding common shares or any known associate or affiliates of such persons, in any transaction which has materially affected the Corporation other than as hereinafter set forth.

                    PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the board of directors of the Corporation, the only matters to be brought before the meeting are those matters set forth in the accompanying notice of meeting.

A.   FIXING NUMBER OF DIRECTORS

At the last annual general and special meeting of shareholders held on September 12, 1997, the shareholders resolved to fix the board of directors at seven (7) members. However, four (4) of these positions remained vacant, therefore, for this forthcoming year, it is proposed that the board of directors shall consist of three (3) members. Management therefore intends to place before the meeting, for approval, with or without modification, a resolution fixing the board of directors at three (3) members for the next ensuing year.

B.   ELECTION OF DIRECTORS

At a meeting held on July 24, 1996, the shareholders of the Corporation adopted a special resolution to amend the Articles and By-laws of the Corporation to provide for the election and retirement of the directors of the Corporation in rotation and provisions governing the removal of directors at a special meeting of the shareholders of the Corporation. The amendments divided the board of directors into three classes, as nearly equal in number as the then total number of directors permitted. Those directors elected to the first class would serve for a term of one year. Those directors elected to the second class would serve for a term of two years. Those directors elected to the third class would serve for a term of three years.

It is the intention of the management designees, if named as proxy, to vote for the election of Lynn Elliott to the board of directors. Management does not contemplate that such nominee will be unable to serve as a director; however, if for any reason the proposed nominee does not stand for election or is unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his or her shares are to be withheld from voting in the election of directors.

If elected, Lynn Elliott will serve as a director in the third class of directors, for a term of office expiring at the third succeeding annual meeting of shareholders following the meeting.

The following table sets forth the name of the person proposed to be nominated for election as a director, all positions and offices in the Corporation presently held by her, her municipality of residence, principal occupation at the present and during the preceding five years, the period during which she has served as a director, and the number of voting common shares of the Corporation that she has advised are beneficially owned by her, directly or indirectly, or over which control or direction is exercised, as of the date hereof.

                                                                                  NUMBER OF
                                                                                  VOTING SHARES
                                                                                  OWNED
NAME AND                                                                          BENEFICIALLY AS    % OF ISSUED
MUNICIPALITY OF     PRESENT     PRESENT OCCUPATION AND POSITIONS HELD DURING      AT THE DATE        VOTING SHARES
RESIDENCE           OFFICE      THE LAST FIVE YEARS                               HEREOF             OWNED /(1)/
----------------------------------------------------------------------------------------------------------------------
Lynn Elliott        Director    Consultant                                        Nil                0%
Toronto, Ontario

NOTES:
(1) Percentage of issued voting common shares was calculated by dividing the number of common shares held (excluding any common shares that may be obtained upon the exercise of any warrants or options) by the number of common shares issued and outstanding as at the date hereof.

There are no voting shares beneficially owned as at the date hereof by the executive officers, directors and proposed nominees.

The term of office for each class of the board of directors and the members of each class, including the proposed nominees, are as follows.

CLASS            NAME OF DIRECTOR                    EXPIRY OF TERM
-----------------------------------------------------------------------------------------------------------
First            J. Douglas Elliott (incumbent)      Term of office expiring at the first succeeding annual
                 R. Bruce Freeman (incumbent)        meeting of shareholders

Second           None                                Term of office expiring at the second succeeding annual
                                                     meeting of shareholders

Third            Lynn Elliott                        Term of office expiring at the third succeeding annual
                                                     meeting of shareholders

During the last fiscal year, the board of directors held seven (7) meetings, at which all members attended. However, the minutes of such meetings together with all other consent resolutions of the board of directors were distributed to all directors for signature and approval.

The Corporation is required to have an Audit Committee, which currently consists of R. Bruce Freeman (Chairman), J. Douglas Elliott and Lynn Elliott. The general function of the Audit Committee is to review the overall audit plan and system of internal controls of the Corporation, and the results of the external audit and to resolve any problems with the Corporation's auditor. During the fiscal year ended January 31, 1998, the Audit Committee held four (4) meetings at which all members attended.

The Corporation has no other standing committees of the board of directors.

C.   AUDITOR'S REPORT

The board of directors has approved the information contained in the consolidated audited financial statements of the Corporation for the fiscal year ended January 31, 1998 and the unaudited financial statements for the six month period ended July 31, 1998 and the nine month period ended October 31, 1998. These financial statements are delivered, as required, by separate mailings to all registered shareholders. These financial statements and the report of the board of directors, unless such authority is withheld, will be received at the meeting.

D.   APPOINTMENT OF AUDITOR

Unless such authority is withheld, the management designees, if named as proxy, intend to vote the shares represented by any such proxy for the appointment of BDO Dunwoody, Chartered Accountants, Toronto, Ontario, as auditor of the Corporation for the next ensuing year. BDO Dunwoody, Chartered Accountants, were first appointed as the Corporation's auditor on April 6, 1996. The complete text of the resolution which management intends to place before the meeting for approval, confirmation and adoption without modification is as follows:

     BE AND IT IS HEREBY RESOLVED AS AN ORDINARY RESOLUTION OF THE CORPORATION
     THAT:

     1. THE APPOINTMENT OF BDO DUNWOODY, CHARTERED ACCOUNTANTS, TORONTO, ONTARIO, AS AUDITORS OF THE CORPORATION UNTIL THE NEXT ANNUAL MEETING OR UNTIL A SUCCESSOR IS APPOINTED, IS HEREBY RATIFIED, APPROVED, CONFIRMED AND ADOPTED;

     2. THE CORPORATION'S BOARD OF DIRECTORS BE AND IS HEREBY AUTHORIZED TO FIX THE REMUNERATION OF BDO DUNWOODY.

E.   SALE OF SHARES OF SUBSIDIARY POWER PLUS CANADA, INC.

The Corporation announced on November 27, 1998 that it completed the sale of its wholly-owned Canadian operating subsidiary, Power Plus Canada, Inc. The sale was made pursuant to a share purchase agreement dated October 30, 1998, between the Corporation, as vendor and Battery Plus Inc., as purchaser. In connection with the sale of Power Plus Canada, Inc., the Corporation sold, transferred and assigned its right, title and interest to the proprietary names, marks and styles "Powerful Stuff" and "Powerful Connections" (the "Marks"). On May 8, 1998, the Corporation previously announced that Power Plus Canada, Inc. had sought protection by filing a Notice of Intention to Make a Proposal under Part III Division I of the Bankruptcy and Insolvency Act (Canada). On September 11, 1998, the creditors of Power Plus Canada, Inc. accepted the proposal made and the required court approval was subsequently obtained by order dated October 7, 1998, satisfying certain pre-conditions to the Corporations sale of Power Plus Canada, Inc. As a result of the completion of the sale of Power Plus Canada, Inc. and the Marks, all claims of the creditors of Power Plus Canada, Inc. as compromised are now fully satisfied.

Management considers it desirable to have the shareholders ratify and approve the sale of the Marks and all the shares of Power Plus Canada, Inc. The complete text of the resolution which management intends to place before the meeting for ratification, approval, confirmation and adoption without modification, is as follows:

     BE AND IT IS HEREBY RESOLVED AS AN ORDINARY RESOLUTION OF THE CORPORATION
     THAT:

     1. THE SALE OF ALL OF THE SHARES OF POWER PLUS CANADA, INC., A WHOLLY OWNED OPERATING SUBSIDIARY OF THE CORPORATION TO BATTERY PLUS INC. ALL AS DESCRIBED IN AND PURSUANT TO THE TERMS OF A SHARE PURCHASE AND SALE AGREEMENT DATED AS OF OCTOBER 30, 1998 AND THE SALE OF THE MARKS, IS HEREBY RATIFIED, APPROVED AND CONFIRMED; AND

     2. ANY ONE OFFICER OR DIRECTOR OF THE CORPORATION BE AND IS HEREBY AUTHORIZED TO NEGOTIATE, ACCEPT, EXECUTE AND DELIVER ALL DOCUMENTS AND AGREEMENTS CONTAINING SUCH PROVISIONS AS IN HIS OR HER DISCRETION HE OR SHE MAY APPROVE AND TO DO ALL THINGS THAT MAY BE DEEMED NECESSARY OR DESIRABLE IN CONNECTION WITH THE COMPLETION OF ALL MATTERS CONTEMPLATED BY THIS RESOLUTION AND SUCH OFFICER'S OR DIRECTOR'S EXECUTION OF SUCH DOCUMENTS OR AGREEMENTS SHALL BE CONCLUSIVE EVIDENCE THAT THE DOCUMENTS OR AGREEMENTS ARE THOSE AUTHORIZED BY THIS RESOLUTION.

F.   SALE OF ASSETS OF SUBSIDIARY POWER PLUS U.S.A. INC.

The Corporation announced on February 4, 1998, that it's wholly-owned United States operating subsidiary, Power Plus USA, Inc., sought protection, filing a Chapter 11 Voluntary Petition under the United States Bankruptcy Code. On June 29, 1998, the Corporation realized its security pertaining to the indebtedness of Power Plus USA, Inc., and foreclosed on the remaining assets of Power Plus USA, Inc. With the operations of Power Plus USA, Inc. ceased, the Corporation sold certain of the capital assets of Power Plus USA, Inc., including its list of pager customers, to an arm's-length party for cash consideration of US $125,000 and the assumption of certain liabilities in the aggregate amount of US $377,000. The remaining capital assets of Power Plus USA, Inc., consisting primarily of store fixtures and leasehold improvements, were abandoned where situated in various locations to off-set existing liabilities to landlords. Accordingly, Power Plus USA, Inc., now discharged from its Chapter 11 Petition, no longer carries on business in the United States.

Management considers it desirable to have the shareholders ratify and approve the sale of the assets of Power Plus USA, Inc. The complete text of the resolution which management intends to place before the meeting for ratification, approval, confirmation and adoption without modification, is as follows:

     BE AND IT IS HEREBY RESOLVED AS AN ORDINARY RESOLUTION OF THE CORPORATION
     THAT:

     1. THE SALE OF ALL OF THE ASSETS OF POWER PLUS USA, INC., A WHOLLY OWNED OPERATING SUBSIDIARY OF THE CORPORATION TO AN ARM'S LENGTH THIRD PARTY FOR CASH CONSIDERATION OF US $125,000 AND THE ASSUMPTION OF CERTAIN LIABILITIES IN THE AGGREGATE AMOUNT OF US $377,000, ALL AS DESCRIBED IN AND PURSUANT TO THE TERMS OF AN ASSET PURCHASE AND SALE AGREEMENT DATED AS OF JUNE 29, 1998, ARE HEREBY RATIFIED, APPROVED AND CONFIRMED.

     2. ANY ONE OFFICER OR DIRECTOR OF THE CORPORATION BE AND IS HEREBY AUTHORIZED TO NEGOTIATE, ACCEPT, EXECUTE AND DELIVER ALL DOCUMENTS AND AGREEMENTS CONTAINING SUCH PROVISIONS AS IN HIS OR HER DISCRETION HE OR SHE MAY APPROVE AND TO DO ALL THINGS THAT MAY BE DEEMED NECESSARY OR DESIRABLE IN CONNECTION WITH THE COMPLETION OF ALL MATTERS CONTEMPLATED BY THIS RESOLUTION AND SUCH OFFICER'S OR DIRECTOR'S EXECUTION OF SUCH DOCUMENTS OR AGREEMENTS SHALL BE CONCLUSIVE EVIDENCE THAT THE DOCUMENTS OR AGREEMENTS ARE THOSE AUTHORIZED BY THIS RESOLUTION.

G.   NAME CHANGE

Pursuant to section 167(1)(a) of the Business Corporations Act (Alberta), the shareholders of the Corporation will be asked to consider, and, if thought appropriate, to approve and adopt a special resolution authorizing the board of directors, to restate the Articles of Incorporation and authorizing the board of directors, in its sole discretion, to amend the Articles of the Corporation to change the name of the Corporation to PPC Capital Corp. or such other name as the board of directors, in its sole discretion, deems appropriate. IN THE ABSENCE OF CONTRARY DIRECTIONS, THE MANAGEMENT DESIGNEES INTEND TO VOTE PROXIES IN THE ACCOMPANYING FORM IN FAVOUR OF THIS SPECIAL RESOLUTION.

The text of the proposed special resolution in respect of the approval of the name change is as follows:

     BE AND IT IS HEREBY RESOLVED AS A SPECIAL RESOLUTION OF THE CORPORATION
     THAT:

     1. THE BOARD OF DIRECTORS BE AND IS HEREBY AUTHORIZED TO AMEND AND RESTATE THE ARTICLES OF THE CORPORATION TO CHANGE THE NAME OF THE CORPORATION TO PPC CAPITAL CORP. OR SUCH OTHER NAME THAT IT, IN ITS SOLE DISCRETION, DETERMINES IS APPROPRIATE AND WHICH ANY REGULATORY BODY HAVING JURISDICTION MAY ACCEPT;

     2. THE SHAREHOLDERS OF THE CORPORATION HEREBY EXPRESSLY AUTHORIZE THE BOARD OF DIRECTORS TO REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT REQUIRING FURTHER APPROVAL OF THE SHAREHOLDERS IN THAT REGARD;

     3. ANY ONE OR MORE DIRECTORS OR OFFICERS BE AND ARE HEREBY AUTHORIZED, UPON THE BOARD OF DIRECTORS RESOLVING TO GIVE EFFECT TO THIS RESOLUTION, TO TAKE ALL NECESSARY STEPS AND PROCEEDINGS, AND TO EXECUTE AND DELIVER AND FILE ANY AND ALL APPLICATIONS, DECLARATIONS, DOCUMENTS AND OTHER INSTRUMENTS AND DO ALL SUCH OTHER ACTS AND THINGS (WHETHER UNDER CORPORATE SEAL OF THE CORPORATION OR OTHERWISE) THAT MAY BE NECESSARY OR DESIRABLE TO GIVE EFFECT TO THE PROVISIONS OF THIS RESOLUTION; AND

     4. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THIS SPECIAL RESOLUTION, THE BOARD OF DIRECTORS MAY, IN ITS SOLE DISCRETION, REVOKE THIS SPECIAL RESOLUTION BEFORE IT IS ACTED UPON, WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

H.   CONSOLIDATION OF SHARE CAPITAL

At the special meeting of shareholders of the Corporation held on January 30, 1998, the shareholders of the Corporation approved a special resolution approving the consolidation of the Corporation's issued and outstanding common shares on a ratio of one (1) new common share for up to each five (5) common shares outstanding. Management considers it desirable to have the shareholders re-confirm and ratify their prior approval of this consolidation of the share capital of the Corporation. Subject to shareholder ratification and approval, and the approval of The Alberta Stock Exchange, it is the intention of the Corporation to complete this consolidation on a ratio of one (1) common share for each five (5) common shares heretofore outstanding as soon as possible, with the result that the 16,913,389 common shares outstanding as at the record date would become 3,382,677 common shares.

The complete text of the special resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows:

     BE AND IT IS HEREBY RESOLVED AS A SPECIAL RESOLUTION OF THE CORPORATION
     THAT:

     1. THE ISSUED AND OUTSTANDING COMMON SHARES OF THE CORPORATION BE CONSOLIDATED ON A RATIO OF ONE (1) NEW COMMON SHARE FOR EACH FIVE (5) COMMON SHARES HERETOFORE OUTSTANDING;

     2. SHAREHOLDERS SHALL NOT BE ENTITLED TO RECEIVE FRACTIONAL SHARES AS A RESULT OF A CONSOLIDATION, AND THE NUMBER OF SHARES ISSUABLE ON THE CONSOLIDATION SHALL BE ROUNDED TO THE NEAREST WHOLE NUMBER OF SHARES;

     3. ANY ONE DIRECTOR OR OFFICER OF THE CORPORATION BE AND IS HEREBY AUTHORIZED TO TAKE FOR, ON BEHALF OF AND IN THE NAME OF THE CORPORATION, ALL NECESSARY STEPS AND PROCEEDINGS TO EXECUTE AND DELIVER AND FILE ANY AND ALL DOCUMENTS INCLUDING ARTICLES OF AMENDMENT AND RESTATED ARTICLES OF INCORPORATION AND TO DO ALL SUCH ACTS AND THINGS AS MAY BE NECESSARY OR DESIRABLE TO GIVE EFFECT TO THE PROVISIONS OF THIS SPECIAL RESOLUTION; AND

     4. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN ITS SOLE DISCRETION, REVOKE THIS SPECIAL RESOLUTION BEFORE IT IS ACTED UPON, WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

I.   REDUCTION OF STATED CAPITAL

Management of the Corporation intends to place before the meeting, for approval, confirmation and adoption with or without modification, a special resolution authorizing the reduction in the stated capital of the Corporation pursuant to
Section 36 of the Business Corporations Act (Alberta), by reducing the stated capital of the common shares of the Corporation by an amount up to but not to exceed $20,700,000. This reduction of stated capital of the common shares of the Corporation will result in the reduction of the shareholders' deficiency by the same amount.

A reduction of the stated capital of the Corporation as herein proposed will have no immediate tax consequences to a holder of common shares of the Corporation. The reduction of stated capital may have an effect, in certain circumstances, if the Corporation is wound up or makes a distribution to its shareholders, or when the Corporation redeems, cancels or acquires its common shares. As a general rule, upon such transactions, the holder of common shares will be deemed to have received a dividend to the extent that the amount paid or distributed exceeds these stated capital of its common shares.

The complete text of the special resolution which management intends to place before the meeting for approval, confirmation and adoption with or without modification, is as follows:

     BE AND IT IS HEREBY RESOLVED AS A SPECIAL RESOLUTION OF THE CORPORATION
     THAT:

     1. THE STATED CAPITAL OF THE CORPORATION BE AND IS HEREBY REDUCED, PURSUANT TO SECTION 36 OF THE BUSINESS CORPORATIONS ACT (ALBERTA), BY DEDUCTING FROM THE STATED CAPITAL ACCOUNT OF THE CORPORATION, AN AMOUNT UP TO BUT NOT TO EXCEED $20,700,000;

     2. ANY ONE DIRECTOR OR OFFICER OF THE CORPORATION BE AND IS HEREBY AUTHORIZED AND DIRECTED TO DO ALL THINGS AND TO EXECUTE ALL INSTRUMENTS AND DOCUMENTS AS IN HIS OPINION MAY BE NECESSARY OR DESIRABLE IN ORDER TO GIVE EFFECT TO THIS SPECIAL RESOLUTION;

     3. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN ITS SOLE DISCRETION, REVOKE THIS SPECIAL RESOLUTION BEFORE IT IS ACTED UPON, WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

J.   CONVERSION OF SECURED DEBT

At the special meeting of shareholders held on January 30, 1998, the Corporation's shareholders approved, subject to regulatory approval, the private placement of a series of first secured and fixed and floating charge 10% convertible debentures ("1998 Debentures") in the maximum principal amount of up to $5,000,000. The 1998 Debentures were proposed to mature on January 31, 2000, bearing interest at a rate of 10% per annum, payable semi-annually in common shares having a deemed price of $0.85 each, and secured by way of a first fixed and floating charge against all the assets of the Corporation. The 1998 Debentures were proposed to be convertible, in whole or in part, at the option of the holder, into units of the Corporation at a conversion price of $0.85 per unit, each unit to consist of one common share and one share purchase warrant. Pending proceeding with the 1998 Debentures, the Corporation, in the interim, executed promissory notes evidencing indebtedness in the aggregate principal amount of $3,191,000 of unsecured loans advanced to the Corporation and bearing interest on maturity at an annual rate of 10% (the "Unsecured Loan Notes"). As a result of market conditions, the Corporation abandoned the 1998 Debentures. Subsequently, the Corporation, by resolution of the board of directors, created a debenture trust indenture (the "Debenture Trust Indenture") dated September 30, 1998, providing for the issuance of a series of 10% fixed and floating charge secured debentures in the principal sum not to exceed $5,000,000, due January 31, 2000 (the "Debentures"), and pledged all present and future debts, liabilities and obligations of the Corporation under the Debenture

Trust Indenture. The Unsecured Loan Notes, by agreement with their holders, are replaced by the Debentures. Management considers it desirable to provide for the convertibility of the Debentures, including all principal amounts advanced thereunder and interest accruing thereon, into common shares of the Corporation on the basis that the Debentures will be convertible, in whole or in part, on or before maturity, at the option of the holders, into common shares of the Corporation at a conversion price equal to $0.10 per post-consolidation common share (see Section I. herein entitled: "Consolidation of Share Capital"). In view of the fact that the possible aggregate issuance of common shares issuable upon conversion of the Debentures represents over twenty-five (25%) per cent of the Corporation currently issued and outstanding, shareholder approval and the approval of The Alberta Stock Exchange is required.

The complete text of the resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows:

     BE AND IT IS HEREBY RESOLVED AS AN ORDINARY RESOLUTION OF THE CORPORATION
     THAT:

     1. SUBJECT TO REGULATORY APPROVAL THE TERMS OF THE SERIES OF 10% FIXED AND FLOATING CHARGE SECURED DEBENTURES (THE "DEBENTURES") OF UP TO $5,000,000 IN AGGREGATE PRINCIPAL AMOUNT DUE JANUARY 31, 2000, CREATED UNDER A TRUST INDENTURE DATED SEPTEMBER 30, 1998 (THE "TRUST INDENTURE"), SHALL BE AMENDED TO PROVIDE THAT THE PRINCIPAL AMOUNT OWING UNDER ANY SUCH DEBENTURE PLUS INTEREST THEREON, MAY BE CONVERTED IN WHOLE OR IN PART ON OR BEFORE MATURITY OF THE DEBENTURES AT THE OPTION OF THE HOLDERS, INTO COMMON SHARES OF THE CORPORATION AT A CONVERSION PRICE EQUAL TO $0.10 PER POST-CONSOLIDATION COMMON SHARE;

     2. THERE SHALL BE RESERVED OUT OF THE CAPITAL STOCK OF THE CORPORATION A SUFFICIENT NUMBER OF POST-CONSOLIDATION COMMON SHARES OF THE CORPORATION FOR ISSUANCE UPON CONVERSION OF THE DEBENTURES AND THE CORPORATION IS AUTHORIZED AND EMPOWERED FROM TIME TO TIME TO ALLOT AND ISSUE FULLY PAID AND NON-ASSESSABLE POST-CONSOLIDATION COMMON SHARES OF THE CORPORATION PURSUANT TO THE CONVERSION OF THE DEBENTURES AS CONTEMPLATED HEREIN;

     3. ANY ONE (1) OF THE DIRECTORS OR OFFICERS OF THE CORPORATION BE AND IS HEREBY AUTHORIZED AND DIRECTED TO DO SUCH THINGS AND EXECUTE AND DELIVER ALL SUCH INSTRUMENTS, DEEDS AND DOCUMENTS AND ANY AMENDMENT THERETO, INCLUDING AN AMENDMENT TO THE TRUST INDENTURE, AS MAY BE NECESSARY OR ADVISABLE IN ORDER TO GIVE EFFECT TO THIS RESOLUTION, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE ISSUANCE OF POST-CONSOLIDATION COMMON SHARES ON THE CONVERSION OF THE DEBENTURES AND THE EXECUTION AND DELIVERY OF ANY AND ALL INDENTURES OR OTHER AGREEMENTS RELATING THERETO AND APPLICATION SHALL BE MADE TO THE ALBERTA STOCK EXCHANGE FOR APPROVAL OF THE ADDITIONAL LISTING OF THE POST-CONSOLIDATION COMMON SHARES ISSUABLE UPON CONVERSION OF THE DEBENTURES, AND ANY ACTS TAKEN PRIOR TO THE EFFECTIVE DATE OF THIS RESOLUTION BY ANY DIRECTOR OR OFFICER IN CONNECTION THEREWITH SHALL BE AND ARE HEREBY RATIFIED AND CONFIRMED; AND

     4. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN ITS SOLE DISCRETION, REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON, WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

K.   AMENDMENT TO DEBT CONVERSION SHARES

At the special meeting of shareholders held on January 30, 1998, the Corporation's shareholders approved, subject to regulatory approval, that the board of directors of the Corporation be authorized and empowered to re-pay and convert certain outstanding indebtedness of the Corporation representing up to $340,000 (the "Debts"), into units of the Corporation at a conversion price of $0.85 per unit up to a maximum of 400,000 units of the Corporation, with each such unit of the Corporation to consist of one (1) common share and one (1) share purchase warrant. As of the date hereof, none of the Debts have been converted. Subject to regulatory approval, management of the Corporation now proposes that the board of directors be authorized and empowered to re-pay and convert, in its discretion, the Debts into post-consolidation common shares of the Corporation at a conversion price equal to $0.10 per post-consolidation common share, up to a maximum of 3,400,000 post-consolidation common shares (see Section I herein entitled: "Consolidation of Share Capital").

The complete text of the resolution which management intends to place before the meeting for approval, confirmation and adoption with or without modification is as follows:

     BE AND IT IS HEREBY RESOLVED AS AN ORDINARY RESOLUTION OF THE CORPORATION
     THAT:

     1. SUBJECT TO REGULATORY APPROVAL, CERTAIN OUTSTANDING INDEBTEDNESS OF THE CORPORATION IN THE AGGREGATE AMOUNT OF $340,000 (THE "DEBTS") SHALL BE PAID IN FULL BY CONVERSION OF THE DEBTS INTO POST-CONSOLIDATION COMMON SHARES OF THE CORPORATION AT A CONVERSION PRICE OF $0.10 PER POST-CONSOLIDATION COMMON SHARE.

     2. THERE SHALL BE RESERVED AT THE CAPITAL STOCK OF THE CORPORATION A SUFFICIENT NUMBER OF POST-CONSOLIDATION COMMON SHARES OF THE CORPORATION FOR ISSUANCE UPON CONVERSION OF THE DEBTS AND THE CORPORATION IS AUTHORIZED AND EMPOWERED FROM TIME TO TIME TO ALLOT AND ISSUE FULLY PAID AND NON-ASSESSABLE POST-CONSOLIDATION COMMON SHARES OF THE CORPORATION PURSUANT TO THE CONVERSION OF THE DEBTS AS CONTEMPLATED HEREIN.

     3. ANY ONE OF THE DIRECTORS OR OFFICERS OF THE CORPORATION BE AND IS HEREBY AUTHORIZED AND DIRECTED TO DO SUCH THINGS AND TO EXECUTE AND DELIVER ALL SUCH INSTRUMENTS, DEEDS AND DOCUMENTS AND ANY AMENDMENTS THERETO AS MAY BE NECESSARY OR ADVISABLE IN ORDER TO GIVE EFFECT TO THIS RESOLUTION, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE ISSUANCE OF THE COMMON SHARES ON THE CONVERSION OF THE DEBTS AND THE EXECUTION AND DELIVERY OF ANY AND ALL INDENTURES OR OTHER AGREEMENTS RELATING THERETO AND APPLICATION SHALL BE MADE TO THE ALBERTA STOCK EXCHANGE FOR APPROVAL OF THE ADDITIONAL LISTING OF THE POST-CONSOLIDATION COMMON SHARES ISSUABLE UPON CONVERSION OF THE DEBTS AND ANY ACTS TAKEN PRIOR TO THE EFFECTIVE DATE OF THIS RESOLUTION BY ANY DIRECTOR OR OFFICER IN CONNECTION THEREWITH SHALL BE AND ARE HEREBY RATIFIED AND CONFIRMED; AND

     4. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN ITS SOLE DISCRETION, REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

L.   APPROVAL OF FINDER'S FEE

At the special meeting of shareholders held on January 30, 1998, the Corporation's shareholders approved, subject to regulatory approval , the implementation of a four-tiered revised corporate finance plan, including reasonable fiscal advisory and finder's fees and commissions. The Corporation and Roxborough Holdings Limited (the "Finder") agreed to a finder's fee arrangement (the "Finder's Fee Agreement") in respect of funds raised through the efforts of the Finder, pursuant to which the Corporation is obligated to pay the Finder a fee equal to 10% of the first $300,000 of funds raised, and thereafter 7.5% of funds raised between $300,000 and $1,000,000, and 5% of funds raised over $1,000,000. To date the Finder arranged funds of $3,191,000, pursuant to which the Corporation is obligated to pay the Finder a fee of $121,230 (the "Finder's Fee"). Management seeks the approval of the shareholders, subject to regulatory approval, to pay the Finder's Fee in full by converting it into post-consolidation common shares of the Corporation on the basis of a conversion price of $0.10 per post-consolidation share, or 1,121,230 post-consolidation common shares (see Section
I. herein entitled: "Consolidation of Share Capital").

The complete text of the resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification is as follows:

     BE AND IT IS HEREBY RESOLVED AS AN ORDINARY RESOLUTION OF THE CORPORATION AS FOLLOWS:

     1. SUBJECT TO REGULATORY APPROVAL, THE AMOUNT OF $121,230 (THE "FEE") OWED TO ROXBOROUGH HOLDINGS LIMITED (THE "FINDER") SHALL BE PAID IN FULL BY CONVERSION OF THE FEE INTO POST-CONSOLIDATION COMMON SHARES OF THE CORPORATION AT A CONVERSION PRICE AT $0.10 PER COMMON SHARE;

     2. THERE SHALL BE RESERVED AT THE CAPITAL STOCK OF THE CORPORATION AS SUFFICIENT NUMBER OF POST-CONSOLIDATION COMMON SHARES OF THE CORPORATION FOR ISSUANCE UPON CONVERSION OF THE FEE AND THE CORPORATION IS AUTHORIZED AND EMPOWERED FROM TIME TO TIME TO ALLOT AN ISSUE FULLY PAID AND NON-ASSESSABLE POST-CONSOLIDATION COMMON SHARES OF THE CORPORATION PURSUANT TO THE CONVERSION OF THE FEE AS CONTEMPLATED HEREIN;

     3. ANY ONE OF THE DIRECTORS OR OFFICERS OF THE CORPORATION BE AND IS HEREBY AUTHORIZED AND DIRECTED TO DO SUCH THINGS AND TO EXECUTE AND DELIVER ALL SUCH INSTRUMENTS DEEDS AND DOCUMENTS IN ANY AMENDMENTS THERETO AS MAY BE NECESSARY OR ADVISABLE IN ORDER TO GIVE EFFECT TO THIS RESOLUTION, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE ISSUANCE OF THE COMMON SHARES ON THE CONVERSION OF THE FEE AND THE EXECUTION AND DELIVERY OF ANY AND ALL INDENTURES OR OTHER AGREEMENTS RELATING THERETO AND APPLICATION SHALL BE MADE TO THE ALBERTA STOCK EXCHANGE FOR APPROVAL OF ADDITIONAL LISTING OF THE POST-CONSOLIDATION COMMON SHARES ISSUABLE UPON CONVERSION OF THE FEE AND ANY ACTS TAKEN PRIOR TO THE EFFECTIVE DATE OF THIS RESOLUTION BY ANY DIRECTOR OR OFFICER IN CONNECTION THEREWITH SHALL BE AND ARE HEREBY RATIFIED AND CONFIRMED; AND

     4. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN ITS SOLE DISCRETION, REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

                                    GENERAL

All matters to be brought before the meeting require, for the passing of same, a simple majority of the votes cast at the meeting by the holders of common shares with the exception of any special resolutions which will require a two-thirds majority of the votes cast at the meeting by the holder of the common shares.
If a majority of the common shares represented at the meeting should be voted against the appointment of BDO Dunwoody, Chartered Accountants, as auditor of the Corporation, the board of directors will appoint another firm of chartered accountants based upon the recommendation of the Audit Committee, which appointment for any period subsequent to the 1999 annual and special meeting of shareholders shall be subject to approval by the shareholders at the meeting.

The contents and the sending of this management information circular have been approved by the board of directors of the Corporation.

                                  CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED at the City of Toronto, in the Province of Ontario, this 18th day of December, 1998.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              "J. DOUGLAS ELLIOTT"
                              ----------------------------------
                              J. DOUGLAS ELLIOTT
                              Chairman, Chief Executive Officer
                              and President